Income Taxes	6 Months Ended
Jun. 30, 2025
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
British Virgin Islands
Under the current and applicable laws of BVI, the Company is not subject to tax on income or capital gains.
Hong Kong
In accordance with the relevant tax laws and regulations of Hong Kong, a company registered in Hong Kong is subject to income taxes within Hong Kong at the applicable tax rate on taxable income. From year of assessment of 2018/2019 onwards, Hong Kong profit tax rates are 8.25% on assessable profits up to HK$2,000,000, and 16.5% on any part of assessable profits over HK$2,000,000.
The components of the income tax provision were as follows:

	For the six months ended June 30,
	2024	2025	2025
	HK$	HK$	US$
Current tax:
Hong Kong	-	-	-
Total current tax	-	-	-

Deferred tax:
Hong Kong	(893,363)	(211,956)	(27,001)
Total deferred tax	(893,363)	(211,956)	(27,001)
Total income tax benefit	(893,363)	(211,956)	(27,001)
The reconciliation of statutory income tax rate to our effective income tax rate was as follows:

	For the six months ended June 30,
	2024	2025	2025
	HK$	HK$	US$
Loss before income taxes	(6,439,954)	(13,907,320)	(1,771,656)
Hong Kong Profits Tax rate	16.5%	16.5%	16.5%
Income taxes computed at Hong Kong Profits Tax rate	(1,062,592)	(2,294,708)	(292,323)
Reconciling items:
Tax effect of income that is not taxable	(3,652)	(2,133)	(272)
Tax effect of expenses that are not deductible	-	33,375	4,252
The effect of tax rates in different tax jurisdictions	1,079,543	1,611,660	205,310
Research and development credit (1)	(942,627)	(605,417)	(77,124)
Change in valuation allowance	-	1,045,140	133,141
Tax credits	(2,175)	(168)	(22)
Others	38,140	295	37
Income tax benefit	(893,363)	(211,956)	(27,001)
An uncertain tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded.
Penalties and interest incurred related to underpayment of income tax are classified as income tax expense in the period incurred. No significant penalties or interest relating to income taxes have been incurred during the six months ended June 30, 2024 and 2025.
(1)Research and development credit was arising from the tax authority of Hong Kong provided enhanced tax deduction for expenditure incurred by enterprises on a qualifying research and development activity and enterprises will be able to enjoy additional tax deduction for expenditure incurred on domestic research and development.
Research and development expenditures eligible for deduction are classified into “Type A expenditures” which are qualified for 100 per cent deduction, and “Type B expenditures” which are qualified for the enhanced tax deduction. Type B expenditures have a two-tiered deduction regime. The deduction is 300% for the first HK$2 million of the aggregate amounts of payments made to designated local research institutions for qualifying research and development activities and expenditures incurred by enterprises from carrying out in-house qualifying research and development activities. The remaining amount is qualified for 200% deduction. There is no cap on the amount of enhanced tax deduction and the deduction is applicable to all enterprises. Enterprises can claim the enhanced tax deduction in relation to the qualifying research and development expenditures on or after April 1, 2018. Since the Company’s expenditures on research and development were incurred from carrying out in-house qualifying research and development activities, its expenditures on research and development were eligible for deduction as Type B expenditures.